LONG-TERM DEPOSITS (Schedule of Long-term Deposits) (Details) - USD ($) $ in Thousands		Dec. 31, 2018	Dec. 31, 2017
LONG TERM DEPOSIT [Abstract]
Bonds deposit	[1]	$ 1,755	$ 1,897
Restricted account	[2]	320	519
SWAP	[3]	313	986
Other		89	81
Total		$ 2,477	$ 3,483

[1]	Bonds deposit of one payment of principal and interest reserves. See Note 10.
[2]	Restricted amount of $ 320 related to the hedging transaction, see details (3) below.
[3]	Hedging of cross currency interest rate swap transaction for the total amount of approximately NIS 34,200 at fixed interest rate of 6.7% in exchange for approximately $ 8,700 at fixed interest rate of 7.95% with semi-annually payments commencing on June 2016 through December 2021, the termination date. As of December 31, 2018 the hedging amount is $ 4,357.